Exhibit 99.2

 Sensient Technologies Corporation  First Quarter 2025 Earnings Call  April 25, 2025

 Non-GAAP Financial Measures  2  Within this document, the Company reports certain non-GAAP financial measures, including: (1) adjusted operating income, adjusted net earnings, and adjusted diluted earnings per share, which exclude restructuring and other costs, including the Portfolio Optimization Plan costs, (2) percentage changes in revenue, operating income, and diluted earnings per share on an adjusted local currency basis, which eliminate the effects that result from translating its international operations into U.S. dollars and restructuring and other costs, including the Portfolio Optimization Plan costs, and (3) adjusted EBITDA and adjusted EBITDA Margin (which exclude Portfolio Optimization Plan costs and non-cash share based compensation expense). The Company has included each of these non-GAAP measures in order to provide additional information regarding our underlying operating results and comparable year-over-year performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this report. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends, and the Company believes the information can be beneficial to investors for the same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

 Forward Looking Statements  2  This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws including under “2025 Financial Outlook”, “Long-Term Outlook”, and “Consolidated Full Year 2025 Outlook” in this presentation. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the Company’s ability to manage general business, economic, and capital market conditions, including actions taken by customers in response to such market conditions, and the impact of recessions and economic downturns; the impact of macroeconomic and geopolitical volatility, including inflation and shortages impacting the availability and cost of raw materials, energy, and other supplies, disruptions and delays in the Company’s supply chain, and the conflicts between Russia and Ukraine and in the Middle East; industry, regulatory, legal, and economic factors related to the Company’s domestic and international business; the effects of tariffs, trade barriers, and disputes; the availability and cost of labor, logistics, and transportation; the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to anticipate and respond to changing consumer preferences, changing technologies, and changing regulations; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity-improvement and cost-reduction efforts, acquisition and divestiture activities, and Portfolio Optimization Plan; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors; the Company’s ability to enhance its innovation efforts and drive cost efficiencies; currency exchange rate fluctuations; and other factors included in “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, and in other documents that the Company files with the SEC. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

 Q1 2025 Consolidated Results  5  (1) See appendix for our GAAP to Non-GAAP reconciliations.

 Revenue  Strong growth across all product lines in the quarter driven by new sales wins in natural colors  Operating Results  Strong operating leverage in the quarter due to volume growth  Adjusted EBITDA Margin1 for the Group was 24.4% in Q1 2025, up 120 bps from Q1 2024  Color Group Performance  Local Currency1 Results Commentary  6  (1) See appendix for our GAAP to Non-GAAP reconciliations.

 Revenue  Strong growth within Flavors, Extracts, and Flavor Ingredients  Operating Results  Operating leverage improved in the quarter due to growth within the Flavors, Extracts, and Flavor Ingredients business  Adjusted EBITDA Margin1 for the Group was 16.9% in Q1 2025, up 70 bps from Q1 2024  Flavors & Extracts Group Performance  Local Currency1 Results Commentary  7  (1) See appendix for our GAAP to Non-GAAP reconciliations.

 Revenue  Growth driven by new sales wins across the region  Operating Results  Growth driven by higher sales across the Group  Adjusted EBITDA Margin1 for the Group was 23.9% in Q1 2025, up 50 bps from Q1 2024  Asia Pacific Group Performance  Local Currency1 Results Commentary  8  (1) See appendix for our GAAP to Non-GAAP reconciliations.

 Local Currency Revenue2  Growth rate of mid-single-digit  Local Currency Adjusted EBITDA2  Growth rate of high single-digit  9  (1) Represents outlook as of our earnings release provided on April 25, 2025, and does not constitute an update or reissuance as of any later date.  (2) See appendix for our GAAP to Non-GAAP reconciliations.  Business Outlook1  Long-Term Outlook  Local Currency Revenue2  Growth rate of mid-single-digit  Local Currency Adjusted EBITDA2  Growth rate of mid-to high single-digit  Local Currency Adjusted EPS2  Growth rate of high single-digit to double-digits  Consolidated Full Year 2025 Outlook

 Shifting regulatory environment provides opportunity  Current Synthetic Color Regulatory Actions – U.S. Food and Beverage*  Synthetic to Natural Color Conversion  In the U.S., and selectively throughout Latin America, our synthetic colors revenue for the food and pharmaceutical market is approximately $110M  Conversion from synthetic to natural can result in a conversion factor of nearly 10-to-1  Natural colors continue to grow above overall company mid-term outlook  West Virginia- August 2025  First School Lunch Ban  U.S. Federal Ban- January 2027  Red 3 Ban  West Virginia - January 2028  First State-wide Synthetic Color Ban  11  *As of April 21, 2025

 Preparing our customers and investing for the future  11  Technical Support  Product Development Considerations  Capacity Expansions  Natural Color Availability  Transition Timing  We can provide the support brands, manufacturers, and developers need for transition to natural colors. We have the expertise and the color portfolio to enable a smooth conversion process.  Natural colors are not a 1-for-1 solution to replace synthetic colors.  The natural rainbow is bright and wide, but there can be a number of technical challenges to consider.  We continue to expand our capabilities and capacity to meet rising demand.  Manufacturers may need to install or expand refrigeration, storage, and processing in their facilities.  Botanical development, supply chain expansion, seed production, growth, harvesting, processing, and color production take time to expand.  The timeline to begin the transition process is NOW or brands risk not having enough time to do it well.  Replacing 100% of synthetic demand could take 3-6+ years

 2025 Natural Color Launch Highlights  Groundbreaking Blue 1 replacement for beverages  Ideal for:  Sports drinks  Carbonated soft drinks  Energy drinks  Flavored waters  Protein drinks  Juices  Coffee creamers  Acidic salad dressings  Low ABV beverages  Advanced color technology  Stabilized spirulina solution  Light-stable, clean label match for FD&C Blue 1 in beverages  Kosher and Halal certified  Clean label brown solving caramel and cocoa challenges  Ideal for:  Plant-based protein  Sweet and savory bakery  Fried chips  Snacks  Icings and frostings  Confections  Dairy  Processed foods  12  Advanced color technology  Caramel Class III & IV match  California Prop 65 compliant  Kosher and Halal certified

 Q1 2025 Financial Review  14  (1) See appendix for our GAAP to Non-GAAP reconciliations.  (dollars in thousands)  Q1 2024  Q1 2025  Local  Currency Growth1  Revenue  $ 384,670  $ 392,325  +4.1%  Operating Income (GAAP)  $ 49,406  $ 53,530  Operating Margin  12.8%  13.6%  Adjusted Operating Income1  $ 52,218  $ 56,394  +10.3%  Adjusted Operating Margin1  13.6%  14.4%  Diluted EPS (GAAP)  $ 0.73  $ 0.81  Adjusted Diluted EPS1  $ 0.79  $ 0.86  +11.4%  Adjusted EBITDA1  $ 68,922  $ 74,368  +10.1%  Adjusted EBITDA Margin1  17.9%  19.0%  Consolidated Commentary:  Local currency revenue1 increased 4.1%  Q1 2025 results included $2.9 million of Portfolio Optimization Plan costs  Adjusted EBITDA Margin1 improved 110 bps in the quarter due to strong volume growth

 2025 Cash Flow and Debt Metrics  14  (1) See appendix for our GAAP to Non-GAAP reconciliations.  Q1 2024  YTD  Q1 2025  YTD  Cash Flow from Operations  $ 15.1 million  ($ 9.0 million)  Capital Expenditures  $ 11.0 million  $ 16.9 million  Total Debt  $ 663.0 million  $ 701.8 million  Net debt to credit adjusted EBITDA1  2.6x  2.5x  Commentary:  Net cash used in operating activities was $9 million in the first quarter of 2025, primarily due to higher incentive-based compensation payments.  Net debt to credit adjusted EBITDA1 was 2.5x in Q1 2025, down from 2.6x in Q1 2024

2025 Financial Outlook[1]

Metric	Current Guidance	Prior Guidance
Local Currency Revenue[2]	Mid-single-digit growth	Mid-single-digit growth
Local Currency Adjusted EBITDA[2]	Mid-to high single-digit growth	Mid-to high single-digit growth
Diluted EPS (GAAP)[3]	$3.13 to $3.23	$3.05 to $3.15
Local Currency Adjusted Diluted EPS[2]	High single-digit to double-digit growth	High single-digit to double-digit growth
Capital Expenditures	$80 to $90 million	$70 to $80 million
Adjusted Effective Tax Rate	~ 25.5%	~ 25.5%
Interest Expense[4]	Slight Increase over prior year	Slight Increase over prior year

(1) Represents outlook as of our earnings release provided on April 25, 2025, and does not constitute an update or reissuance as of any later date.
(2) See appendix for our GAAP to Non-GAAP reconciliations.
(3) Diluted EPS (GAAP) includes approximately $0.02/share of foreign currency headwinds based on current exchange rates and $0.15/share of Portfolio Optimization Plan costs. Total plan costs are expected to be approximately $40M.
(4) Interest expense assumes no additional USD borrowing rate reductions for 2025.

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Appendix1  (1) Amounts in thousands, except percentages and per share amounts.

 Non-GAAP Financial Measures   Three Months Ended March 31,   20   2025    2024    % Change   Operating income (GAAP)  $ 53,530  $ 49,406  8.3%  Portfolio Optimization Plan costs – Cost of products sold  Portfolio Optimization Plan costs – Selling and administrative expenses  1,814   1,050   107   2,705   Adjusted operating income   $ 56,394    $ 52,218   8.0%  Net earnings (GAAP)  $ 34,462  $ 30,940  11.4%  Portfolio Optimization Plan costs, before tax  2,864  2,812  Tax impact of Portfolio Optimization Plan costs(1)   (702)   (355)  Adjusted net earnings   $ 36,624    $ 33,397   9.7%  Diluted earnings per share (GAAP)  $ 0.81  $ 0.73  11.0%  Portfolio Optimization Plan costs, net of tax   0.05    0.06   Adjusted diluted earnings per share   $ 0.86    $ 0.79   8.9%  Note: Earnings per share calculations may not foot due to rounding differences.  (1) Tax impact adjustments were determined based on the nature of the underlying non-GAAP adjustments and their relevant jurisdictional tax rates.

 Non-GAAP Financial Measures  Revenue   Total   Foreign  Exchange   Rates   Adjustments(1)  Local  Currency   Adjusted   Flavors & Extracts  0.3%  (1.4%)  N/A  1.7%  Color  4.8%  (3.4%)  N/A  8.2%  Asia Pacific  4.0%  (0.8%)  N/A  4.8%  Total Revenue  2.0%  (2.1%)  N/A  4.1%  Operating Income  Flavors & Extracts  5.5%  (0.7%)  0.0%  6.2%  Color  10.0%  (3.5%)  0.0%  13.5%  Asia Pacific  7.6%  0.6%  0.0%  7.0%  Corporate & Other  7.0%  0.0%  (1.2%)  8.2%  Total Operating Income  8.3%  (2.5%)  0.5%  10.3%  Diluted Earnings Per Share  11.0%  (2.7%)  2.3%  11.4%  Adjusted EBITDA  7.9%  (2.2%)  N/A  10.1%  20  Three Months Ended March 31,  (1) Adjustments consist of Portfolio Optimization Plan costs.

 Non-GAAP Financial Measures  20  Three Months Ended March 31, 2025  Revenue   Total   Foreign Exchange   Rates    Local Currency   Flavors, Extracts, and Flavor Ingredients  4.3%  (2.2%)  6.5%  Natural Ingredients  (7.0%)  0.0%  (7.0%)  Flavors & Extracts Group  0.3%  (1.4%)  1.7%  Food and Pharmaceutical  6.4%  (3.4%)  9.8%  Personal Care  0.4%  (3.3%)  3.7%  Color Group  4.8%  (3.4%)  8.2%  Asia Pacific  4.0%  (0.8%)  4.8%  Total revenue  2.0%  (2.1%)  4.1%

 Non-GAAP Financial Measures  Results by Segment  Operating Income   2025 Adjustments(1)  Adjusted Adjusted   2025 2024 Adjustments(1) 2024   Flavors & Extracts  $ 24,989  $ -  $ 24,989  $ 23,678  $ -  $ 23,678  Color  34,852  -  34,852  31,679  -  31,679  Asia Pacific  9,442  -  9,442  8,776  -  8,776  Corporate & Other   (15,753)   2,864    (12,889)   (14,727)   2,812    (11,915)  Consolidated   $ 53,530    $ 2,864   $  56,394  $  49,406  $  2,812  $  52,218   Three Months Ended March 31,   (1) Adjustments consist of Portfolio Optimization Plan costs.  20

 Non-GAAP Financial Measures  Flavors & Extracts Group   2025    2024   Operating Income (GAAP)  $ 24,989  $ 23,678  Depreciation and amortization  7,640  7,620  Share-based compensation expense   52    -   Adjusted EBITDA   $ 32,681    $ 31,298   Segment Revenue  $  193,681  $  193,092  Operating Income Margin (GAAP)  12.9%  12.3%  Adjusted EBITDA Margin  16.9%  16.2%   Three Months Ended March 31,   20

 Non-GAAP Financial Measures  Color Group   2025    2024   Operating Income (GAAP)  $ 34,852  $ 31,679  Depreciation and amortization  5,936  5,440  Share-based compensation expense   69    -   Adjusted EBITDA   $ 40,857    $ 37,119   Segment Revenue  $  167,750  $  160,025  Operating Income Margin (GAAP)  20.8%  19.8%  Adjusted EBITDA Margin  24.4%  23.2%   Three Months Ended March 31,   20

 Non-GAAP Financial Measures  Asia Pacific Group   2025    2024   Operating Income (GAAP)  $ 9,442  $ 8,776  Depreciation and amortization  548  636  Share-based compensation expense   22    -   Adjusted EBITDA   $ 10,012    $ 9,412   Segment Revenue  $  41,901  $  40,306  Operating Income Margin (GAAP)  22.5%  21.8%  Adjusted EBITDA Margin  23.9%  23.4%   Three Months Ended March 31,   20

 Non-GAAP Financial Measures   2025    2024    % Change   Operating Income (GAAP)  $ 53,530  $ 49,406  8.3%  Depreciation and amortization  15,074  14,709  Share-based compensation expense  2,900  1,995  Portfolio Optimization Plan costs, before tax   2,864    2,812   Adjusted EBITDA   $ 74,368    $ 68,922   7.9%  Total Revenue  $ 392,325  $ 384,670  Operating Income Margin (GAAP)  13.6%  12.8%  Adjusted EBITDA Margin  19.0%  17.9%  Three Months Ended March 31,  20

 Non-GAAP Financial Measures   March 31,   20  Debt   2025    2024   Short-term borrowings  $ 18,575  $ 19,439  Long-term debt  683,266  643,511  Credit Agreement adjustments(1)   (21,165)   (13,775)  Net Debt   $ 680,676   $ 649,175  Operating income (GAAP)  $ 195,703  $ 153,591  Depreciation and amortization  60,694  58,379  Share-based compensation expense  10,989  8,661  Portfolio Optimization Plan costs, before tax  6,683  30,653  Other non-operating gains(2)   (871)   (1,055)  Credit Adjusted EBITDA   $ 273,198   $ 250,229  Net Debt to Credit Adjusted EBITDA  2.5x  2.6x  (1) Adjustments include cash and cash equivalents, as described in the Company's Third Amended and Restated Credit Agreement (Credit Agreement), and certain letters of credit and hedge contracts.  (2) Adjustments consist of certain financing transaction costs, certain non-financing interest items, and gains and losses related to certain non-cash, non-operating, and/or non-recurring items as described in the Credit Agreement.